Other Non-Operating Income, Net	12 Months Ended
Dec. 31, 2011
Other Non-Operating Income, Net [Abstract]
Other Non-Operating Income, Net

Note 13. Other Non-Operating Income, Net

The components of other non-operating income, net are as follows:

(in millions)	2011	2010	2009
Interest and dividend income	$3	$—	$—
Income from joint ventures	4	2	—
Other income (expense)—net	(2)	(2)	1

Total other non-operating income, net	$5	$—	$1